Exhibit 10.49

SECOND AMENDMENT TO LOAN AGREEMENT

THIS SECOND AMENDMENT TO LOAN AGREEMENT (this “Second Amendment”) is made and entered into as of November 15, 2010, between ISIS PHARMACEUTICALS, INC., a Delaware corporation (together with its successors and assigns, “Borrower”), and RBS ASSET FINANCE, INC., a New York corporation (together with its successors and assigns, “Lender”).

RECITALS

A.            Lender and Borrower have previously entered into a Loan Agreement dated as of October 15, 2008 and a First Amendment to Loan Agreement dated as of September 30, 2009 (collectively, the “Agreement”).

B.            Lender and Borrower wish to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed as follows:

1.             The Agreement is amended as follows:

 (i)   The definitions of the following terms set forth in Schedule I to the Agreement are hereby amended to have the meanings set forth below:

“Financial Statements” means the audited financial statement of Borrower and each Guarantor for their fiscal years ended December 31, 2009 and the unaudited financial statement of Borrower and each Guarantor and for the quarter ended June 30, 2010.

“Scheduled Commitment Termination Date” means July 27, 2011.

2.             This Second Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

3.             All other terms and conditions of the Agreement not specifically amended by this Second Amendment shall remain in full force and effect and are hereby ratified and confirmed by Lender and Borrower.

4.             This Second Amendment shall be governed by the law of the State of Illinois (without regard to the conflict-of-laws principles thereof).

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EXECUTION PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment in their respective corporate names by their duly authorized officers, all as of the date first written above.

Lender:	RBS ASSET FINANCE, INC.,
a New York corporation

	By	/s/ Jeffrey P. Lanigan

	Name	Jeffrey P. Lanigan

	Title	Assistant Vice President

Borrower:	ISIS PHARMACEUTICALS, INC.,
a Delaware corporation

	By	/s/ B. Lynne Parshall

	Name	B. Lynne Parshall

	Title	Chief Operating Officer and Chief Financial
Officer Isis Pharmaceuticals, Inc.

[EXECUTION PAGE OF SECOND AMENDMENT TO LOAN AGREEMENT]